UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 23, 2024

New Mountain Guardian IV BDC, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware	814-01528	88-1377220
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, 48th Floor, New York, NY 10019
(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code (212) 720-0300

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Wells Fargo Bank, National Association Credit Facility

On May 23, 2024, New Mountain Guardian IV Holdings, L.L.C. (“GIV SPV”), wholly owned subsidiary of New Mountain Guardian IV BDC, L.L.C. (the “Company”) for which the Company is the managing member, entered into a Loan and Security Agreement (together with the exhibits and schedules thereto, the “Loan Agreement”) by and among the Company, as seller, as equityholder and as collateral manager, Wells Fargo Bank, National Association, as the administrative agent and swingline lender, Western Alliance Trust Company, N.A., as the collateral custodian (“WATC”) and GIV SPV, as the borrower (the “Wells Fargo Credit Facility”). The Wells Fargo Credit Facility will mature on May 21, 2029, and has a maximum facility amount of $250 million.

The foregoing description of the Loan Agreement is qualified in its entirety by reference to a copy of such agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2024.

Custody Agreement

Additionally, on May 23, 2024, GIV SPV and WATC entered into a custody agreement (the “WATC Custody Agreement”), pursuant to which WATC was appointed to serve as the Company’s custodian to hold securities, loans, cash, and other assets on behalf of the Company.

The foregoing description of the WATC Custody Agreement is qualified in its entirety by reference to a copy of the agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2024.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN GUARDIAN IV BDC, L.L.C.

Date: May 29, 2024	By:	/s/ Joseph W. Hartswell
		Name:	Joseph W. Hartswell
		Title:	Corporate Secretary and Chief Compliance Officer